UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

ELECTRIC LAST MILE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39457	84-2308711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1055 W. Square Lake Road Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

(888) 825-9111

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ELMS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	ELMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 21, 2021, Electric Last Mile, Inc. (“ELM”), a wholly owned subsidiary of Electric Last Mile Solutions, Inc., executed a Firm Order Agreement (the “Agreement”) with Randy Marion Isuzu, LLC dba Randy Marion ELMS, a North Carolina limited liability company (“Randy Marion”), for the purchase by Randy Marion of certain electric urban delivery and urban utility vehicles, including a Class 1 electric urban delivery vehicle (the “Vehicles”).

Pursuant to the Agreement, Randy Marion will purchase and ELM will sell to Randy Marion a total of not less than 6,000 of the initial 8,000 Vehicles manufactured and produced by ELM (the “First Order Requirement”). In connection with the execution of the Agreement, Randy Marion issued a purchase order for 1,000 Vehicles. Pursuant to the Agreement, Randy Marion is required to issue another purchase order for at least 1,000 Vehicles on or before November 15, 2021 and all additional purchase orders required to fulfill the First Order Requirement must be issued by February 28, 2022. In the event that ELM has outstanding orders, in aggregate, for more than 2,000 Vehicles from other dealers before the completion of its manufacturing and production of its first 8,000 Vehicles, Randy Marion is required to issue purchase orders to fulfill the remainder of the First Order Requirement within three business days of receiving written notice from ELM. Pursuant to the terms of the Agreement, ELM may not sell any Vehicles to any person or entity that is not an authorized ELM dealer.

The Agreement expires upon the earlier of: (a) the First Order Requirement being satisfied or (b) December 31, 2022, unless it is terminated early. Upon the expiration or termination of the Agreement, Randy Marion has a right, for a period of one year, to sell back to ELM: (i) any new, unused, and undamaged Vehicles with less than 500 miles, then unsold in Randy Marion’s inventory, (ii) new, unused, and undamaged ELM parts and accessories, contained in the original packaging, and (iii) special service tools recommended by ELM that are designed to service the Vehicles.

The foregoing summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Document
10.1*	Firm Order Agreement, effective as of September 21, 2021, by and between Electric Last Mile, Inc. and Randy Marion Isuzu, LLC dba Randy Marion ELMS.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the exhibits to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of all omitted exhibits to the Securities and Exchange Commission upon its request; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2021

ELECTRIC LAST MILE SOLUTIONS, INC.

	By:	/s/ James Taylor
	Name:	James Taylor
	Title:	Chief Executive Officer

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